UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 26, 2005
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                                 CIT GROUP INC.
                                 --------------
             (Exact name of registrant as specified in its charter)

       Delaware                   001-31369                 65-1051192
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   (State or other              (Commission               (IRS Employer
   jurisdiction of              File Number)            Identification No.)
   incorporation)

                           1211 Avenue of the Americas
                            New York, New York 10036
                            ------------------------
              (Address of registrant's principal executive office)

       Registrant's telephone number, including area code: (212) 536-1211
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

                                   ----------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

Section 8 - Other Events

Item 8.01. Other Events

On August 26, 2005, the Board of Directors of CIT Group Inc. declared quarterly cash dividends in the amount of (a) $0.202847222 per share on the Company's Series A preferred stock and (b) $0.663038889 per share on the Company's Series B preferred stock. The dividends on each Series of preferred stock will be paid on September 15, 2005 to holders of record at the close of business on August 31, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CIT GROUP INC.
                                       --------------
                                       (Registrant)

                                       By: /s/ William J. Taylor
                                           -------------------------------------
                                           William J. Taylor
                                           Executive Vice President & Controller
                                           (Chief Accounting Officer)

Dated: August 26, 2005